COMMON STOCK                                                        COMMON STOCK

   NUMBER                                                               SHARES

HLT

                                   HEALTHEON

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                              AND A STATEMENT AS TO THE RIGHTS,
INCORPORATED UNDER THE LAWS OF                   PREFERENCES, PRIVILEGES AND
  THE STATE OF DELAWARE                             RESTRICTIONS ON SHARES


                                                       CUSIP 422209 10 6

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF

                            HEALTHEON CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

 /s/ John L. Westermann III  [HEALTHEON CORPORATE     /s/ W. Michael Long
    SECRETARY                      SEAL]            CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                         TRANSFER AGENT AND REGISTRAR

BY
                                   AUTHORIZED SIGNATURE


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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- _______________ Custodian _______________
                         (Cust)                   (Minor)
                     under Uniform Gifts to Minors
                     Act _____________________________________
                                      (State)

UNIF TRF MIN ACT  -- _______________ Custodian (until age_____)
                         (Cust)
                     ___________________under Uniform Transfers
                         ([ILLEGIBLE])
                     to Minors Act ___________________________
                                       (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

                              __________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By _______________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO [THE REST OF THIS IS ILLEGIBLE].